Exhibit (n)(2)

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby nominates, constitutes and appoints each of Lawrence E. Golub, David B. Golub, and Christopher C. Ericson (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent for her on her behalf and in her name, place and stead, in any way and all capacities to:

1.	execute for and on behalf of the undersigned, in the undersigned’s capacity as a reporting person pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder of Golub Capital BDC, Inc., Golub Capital BDC 3, Inc., Golub Capital Direct Lending Corporation, Golub Capital BDC 4, Inc., Golub Capital Direct Lending Unlevered Corporation, and Golub Capital Private Credit Fund (each a “Company” and collectively, the “Companies”), Forms 3, 4 and 5 in accordance with Section 16(a) of the Exchange Act and any other form or report the undersigned may be required to file in connection with the undersigned’s ownership, acquisition, or disposition of securities of any Company;

2.	do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and timely file such form with the United States Securities and Exchange Commission (the “SEC”) and any stock exchange or similar authority, including without limitation, completing and filing an application for EDGAR codes (i.e., CIK and CCC codes);

3.	execute for and on behalf of the undersigned, in the undersigned’s capacity as a director of any Company, any registration statement on Form N-2 or any other appropriate form (including amendments or supplements thereto), to be filed with the SEC pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, as applicable; and

4.	take any other action of any type whatsoever in connection with the foregoing that, in the opinion of any of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by any of such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as any of such attorneys-in-fact may approve in the discretion of any of such attorneys-in-fact.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any of such attorneys-in-fact, or the substitute or substitutes of any of such attorneys-in-fact, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor are any of the Companies assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned’s holdings of and transactions in securities issued by any of the Companies, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 24th day of March, 2023.

/s/ Anita J. Rival

Anita J. Rival

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby nominates, constitutes and appoints each of Lawrence E. Golub, David B. Golub, and Christopher C. Ericson (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him on his behalf and in his name, place and stead, in any way and all capacities to:

1.	execute for and on behalf of the undersigned, in the undersigned’s capacity as a reporting person pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder of Golub Capital BDC, Inc., Golub Capital BDC 3, Inc., Golub Capital Direct Lending Corporation, Golub Capital BDC 4, Inc., Golub Capital Direct Lending Unlevered Corporation, and Golub Capital Private Credit Fund (each a “Company” and collectively, the “Companies”), Forms 3, 4 and 5 in accordance with Section 16(a) of the Exchange Act and any other form or report the undersigned may be required to file in connection with the undersigned’s ownership, acquisition, or disposition of securities of any Company;

2.	do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and timely file such form with the United States Securities and Exchange Commission (the “SEC”) and any stock exchange or similar authority, including without limitation, completing and filing an application for EDGAR codes (i.e., CIK and CCC codes);

3.	execute for and on behalf of the undersigned, in the undersigned’s capacity as a director of any Company, any registration statement on Form N-2 or any other appropriate form (including amendments or supplements thereto), to be filed with the SEC pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, as applicable; and

4.	take any other action of any type whatsoever in connection with the foregoing that, in the opinion of any of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by any of such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as any of such attorneys-in-fact may approve in the discretion of any of such attorneys-in-fact.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any of such attorneys-in-fact, or the substitute or substitutes of any of such attorneys-in-fact, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor are any of the Companies assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned’s holdings of and transactions in securities issued by any of the Companies, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of March, 2023.

/s/ John T. Baily

John T. Baily

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby nominates, constitutes and appoints each of Lawrence E. Golub, David B. Golub, and Christopher C. Ericson (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him on his behalf and in his name, place and stead, in any way and all capacities to:

1.	execute for and on behalf of the undersigned, in the undersigned’s capacity as a reporting person pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder of Golub Capital BDC, Inc., Golub Capital BDC 3, Inc., Golub Capital Direct Lending Corporation, Golub Capital BDC 4, Inc., Golub Capital Direct Lending Unlevered Corporation, and Golub Capital Private Credit Fund (each a “Company” and collectively, the “Companies”), Forms 3, 4 and 5 in accordance with Section 16(a) of the Exchange Act and any other form or report the undersigned may be required to file in connection with the undersigned’s ownership, acquisition, or disposition of securities of any Company;

2.	do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and timely file such form with the United States Securities and Exchange Commission (the “SEC”) and any stock exchange or similar authority, including without limitation, completing and filing an application for EDGAR codes (i.e., CIK and CCC codes);

3.	execute for and on behalf of the undersigned, in the undersigned’s capacity as a director of any Company, any registration statement on Form N-2 or any other appropriate form (including amendments or supplements thereto), to be filed with the SEC pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, as applicable; and

4.	take any other action of any type whatsoever in connection with the foregoing that, in the opinion of any of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by any of such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as any of such attorneys-in-fact may approve in the discretion of any of such attorneys-in-fact.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any of such attorneys-in-fact, or the substitute or substitutes of any of such attorneys-in-fact, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor are any of the Companies assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned’s holdings of and transactions in securities issued by any of the Companies, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 24th day of March, 2023.

/s/ Kenneth F. Bernstein

Kenneth F. Bernstein

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby nominates, constitutes and appoints each of Lawrence E. Golub, David B. Golub, and Christopher C. Ericson (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him on his behalf and in his name, place and stead, in any way and all capacities to:

1.	execute for and on behalf of the undersigned, in the undersigned’s capacity as a reporting person pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder of Golub Capital BDC, Inc., Golub Capital BDC 3, Inc., Golub Capital Direct Lending Corporation, Golub Capital BDC 4, Inc., Golub Capital Direct Lending Unlevered Corporation, and Golub Capital Private Credit Fund (each a “Company” and collectively, the “Companies”), Forms 3, 4 and 5 in accordance with Section 16(a) of the Exchange Act and any other form or report the undersigned may be required to file in connection with the undersigned’s ownership, acquisition, or disposition of securities of any Company;

2.	do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and timely file such form with the United States Securities and Exchange Commission (the “SEC”) and any stock exchange or similar authority, including without limitation, completing and filing an application for EDGAR codes (i.e., CIK and CCC codes);

3.	execute for and on behalf of the undersigned, in the undersigned’s capacity as a director of any Company, any registration statement on Form N-2 or any other appropriate form (including amendments or supplements thereto), to be filed with the SEC pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, as applicable; and

4.	take any other action of any type whatsoever in connection with the foregoing that, in the opinion of any of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by any of such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as any of such attorneys-in-fact may approve in the discretion of any of such attorneys-in-fact.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any of such attorneys-in-fact, or the substitute or substitutes of any of such attorneys-in-fact, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor are any of the Companies assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned’s holdings of and transactions in securities issued by any of the Companies, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of March, 2023.

/s/ Lofton P. Holder

Lofton P. Holder

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby nominates, constitutes and appoints each of Lawrence E. Golub, David B. Golub, and Christopher C. Ericson (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him on his behalf and in his name, place and stead, in any way and all capacities to:

1.	execute for and on behalf of the undersigned, in the undersigned’s capacity as a reporting person pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder of Golub Capital BDC, Inc., Golub Capital BDC 3, Inc., Golub Capital Direct Lending Corporation, Golub Capital BDC 4, Inc., Golub Capital Direct Lending Unlevered Corporation, and Golub Capital Private Credit Fund (each a “Company” and collectively, the “Companies”), Forms 3, 4 and 5 in accordance with Section 16(a) of the Exchange Act and any other form or report the undersigned may be required to file in connection with the undersigned’s ownership, acquisition, or disposition of securities of any Company;

2.	do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and timely file such form with the United States Securities and Exchange Commission (the “SEC”) and any stock exchange or similar authority, including without limitation, completing and filing an application for EDGAR codes (i.e., CIK and CCC codes);

3.	execute for and on behalf of the undersigned, in the undersigned’s capacity as a director of any Company, any registration statement on Form N-2 or any other appropriate form (including amendments or supplements thereto), to be filed with the SEC pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, as applicable; and

4.	take any other action of any type whatsoever in connection with the foregoing that, in the opinion of any of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by any of such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as any of such attorneys-in-fact may approve in the discretion of any of such attorneys-in-fact.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that any of such attorneys-in-fact, or the substitute or substitutes of any of such attorneys-in-fact, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor are any of the Companies assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned’s holdings of and transactions in securities issued by any of the Companies, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 27th day of March, 2023.

/s/ William M. Webster IV

William M. Webster IV